Principal Funds, Inc.
Supplement dated January 31, 2024
to the Prospectus dated December 31, 2023
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR OPPORTUNISTIC MUNICIPAL FUND
Under Performance, delete the Average Annual Total Returns table and replace with the following:
Average Annual Total Returns
For the periods ended December 31, 2023

	1 Year	5 Years	10 Years
Class A Return Before Taxes	3.42%	1.30%	3.90%
Class A Return After Taxes on Distributions	3.42%	1.30%	3.90%
Class A Return After Taxes on Distributions and Sale of Fund Shares	3.71%	1.86%	3.94%
Institutional Class Return Before Taxes	7.68%	2.35%	4.54%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	6.40%	2.25%	3.03%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53%	1.10%	1.81%
Under Performance, delete the second paragraph under the Average Annual Total Returns table and replace with the following:
Effective January 31, 2024, the Fund changed its primary index to the Bloomberg Municipal Bond Index. The Bloomberg Municipal Bond Index shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives. The Fund’s former index was the Bloomberg U.S. Aggregate Bond Index.
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